Q2 2016 Earnings Release Published July 27, 2016 (Earnings Conference Call July 28, 2016) Lawrence Dewey, Chairman & Chief Executive Officer David Graziosi, President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; risks related to our substantial indebtedness; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies and other external factors impacting demand for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward- looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2015.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA margin to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA margin provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA margin is also used in the calculation of management’s incentive compensation program. The most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to Adjusted EBITDA is Net income. Adjusted EBITDA is calculated as the earnings before interest expense, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by our debt agreement. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. We use Adjusted free cash flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business, can be used for repayment of debt, shareholder distributions and strategic opportunities, including investing in our business and strengthening our balance sheet. We believe that Adjusted free cash flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted free cash flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted free cash flow is Net cash provided by operating activities.

Call Agenda Q2 2016 Performance Full Year 2016 Guidance Update

Q2 2016 Performance Summary ($ in millions) Q2 2016 Q2 2015 % Variance Net Sales $475 $511 (7.1%) Gross Margin % 47.7% 46.2% 150 bps Net Income $61 $54 11.8% Adjusted EBITDA(1) $173 $186 (6.6%) Adjusted Free Cash Flow (1) $157 $138 13.3% See Appendix for a reconciliation of Adjusted EBITDA and Adjusted Free Cash Flow. Operating Working Capital = A/R + Inventory – A/P. Commentary Net Sales: decrease was principally driven by lower demand in the global Off-Highway, North America On-Highway and Service Parts, Support Equipment & Other end markets. Gross Margin: increase was principally driven by favorable material costs and price increases on certain products. Net Income: increase was principally driven by premiums and expenses on the 2015 tender offer and redemption of long-term debt, lower manufacturing expense commensurate with decreased net sales, favorable material costs and price increases on certain products partially offset by decreased net sales and 2015 favorable product warranty adjustments. Adjusted EBITDA: decrease was principally driven by decreased net sales and 2015 favorable product warranty adjustments partially offset by lower manufacturing expense commensurate with decreased net sales, favorable material costs and price increases on certain products. Adjusted Free Cash Flow: increase was principally driven by reductions in Operating Working Capital(2) and lower cash interest expense partially offset by decreased net sales and increased capital expenditures.

Q2 2016 Sales Performance ($ in millions) End Markets Q2 2016 Q2 2015 % Variance Commentary North America On-Hwy $264 $277 (5%) Principally driven by lower demand for Highway Series and Rugged Duty Series models partially offset by higher demand for Pupil Transport/Shuttle Series models North America Hybrid-Propulsion Systems for Transit Bus $16 $20 (20%) Principally driven by lower demand due to engine emissions improvements and non-hybrid alternatives North America Off-Hwy $1 $10 (90%) Principally driven by lower demand from hydraulic fracturing applications Defense $28 $29 (3%) Principally driven by lower demand for Tracked Defense partially offset by higher demand for Wheeled Defense Outside North America On-Hwy $74 $73 1% Principally driven by higher demand in Europe partially offset by lower demand in China and India Outside North America Off-Hwy $3 $8 (63%) Principally driven by lower demand in the energy and mining sectors Service Parts, Support Equipment & Other $89 $94 (5%) Principally driven by lower demand for global Off-Highway service parts and North America support equipment Total $475 $511 (7%)

Q2 2016 Financial Performance

($ in millions, except share data)	Q2 2016	Q2 2015	$ Var	% Var	Commentary
Net Sales	$474.9	$511.0	($36.1)	(7.1%)	Decrease was principally driven by lower demand in the global Off-Highway, North America On-Highway and Service Parts, Support Equipment & Other end markets
Cost of Sales	$248.2	$274.7	$26.5	9.6%	
Gross Profit	$226.7	$236.3	($9.6)	(4.1%)	Decrease was principally driven by decreased net sales partially offset by lower manufacturing expense commensurate with decreased net sales, favorable material costs and price increases on certain products
Operating Expenses					
Selling, General and Administrative Expenses	$77.8	$75.6	($2.2)	(2.9%)	Increase principally driven by 2015 favorable product warranty adjustments partially offset by lower intangible asset amortization
Engineering – Research and Development	$21.8	$23.2	$1.4	6.0%	Decrease principally driven by decreased product initiatives spending
Total Operating Expenses	$99.6	$98.8	($0.8)	(0.8%)	
Operating Income	$127.1	$137.5	($10.4)	(7.6%)	
Interest Expense, net	($27.8)	($23.1)	($4.7)	(20.3%)	Increase principally driven by unfavorable mark-to-market adjustments for our interest rate derivatives
Premiums and expenses on tender offer and redemption of long-term debt	$0.0	($25.1)	$25.1	100.0%	Refinanced 7.125% Senior Notes with additional Term B-3 Loan borrowing
Other Expense, net	($0.2)	($2.2)	$2.0	90.9%	
Income Before Income Taxes	$99.1	$87.1	$12.0	13.8%	
Income Tax Expense	($38.3)	($32.7)	($5.6)	(17.1%)	Change in effective tax rate principally driven by an increase in estimated taxable income for certain foreign entities
Net Income	$60.8	$54.4	$6.4	11.8%	
Diluted Earnings Per Share	$0.36	$0.30	$0.06	20.0%	Q2 2016: 170.0M shares; Q2 2015: 179.6M shares
Adjusted EBITDA[(1)]	$173.3	$185.5	($12.2)	(6.6%)	
Adjusted EBITDA Margin[(1)]	36.5%	36.3%	-	0.2%	

(1) See Appendix for a reconciliation from Net Income.

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Allison Transmission

Q2 2016 Cash Flow Performance See Appendix for a reconciliation of Adjusted Free Cash Flow. Operating Working Capital = A/R + Inventory – A/P. ($ in millions) Q2 2016 Q2 2015 $ Variance % Variance Commentary Net Cash Provided by Operating Activities $170 $152 $18 12.1% Principally driven by reductions in operating working capital and lower cash interest expense partially offset by decreased net sales and increased capital expenditures CapEx $16 $14 $2 19.1% Principally driven by increased spending supporting new products Adjusted Free Cash Flow (1) $157 $138 $19 13.3% Principally driven by increased net cash provided by operating activities ($ in millions) Q2 2016 Q2 2015 $ Variance % Variance Commentary Operating Working Capital(2) Percentage of LTM Sales 11.1% 11.4% N/A (30 bps) Principally driven by decreased Net Sales Cash Paid for Interest $21 $35 ($14) (38.7%) 7.125% Senior Notes refinancing impact of monthly versus semi-annual settlements Cash Paid for Income Taxes $4 $1 $3 207.1% Principally driven by increased taxable income for certain foreign entities

2016 Guidance Update - Summary Guidance Commentary Net Sales Change from 2015 (9.5) to (10.5) percent Guidance reflects expectations for no meaningful relief from the global Off-Highway end market challenges and further weakening in North America On-Highway demand. Guidance also assumes previously considered reductions in demand for North America Hybrid-Propulsion Systems for Transit Bus due to engine emissions improvements and non-hybrid alternatives. Adjusted EBITDA Margin 33.25 to 34.0 percent Principally driven by Net Sales and the execution of several initiatives to align costs and programs across our business with challenging end markets demand conditions Adjusted Free Cash Flow ($ in millions) $415 to $435 CapEx ($ in millions) Maintenance New Products $60 $5 to $15 Subject to timely completion of development and sourcing milestones Cash Income Taxes ($ in millions) $10 to $15 U.S. income tax shield and net operating loss utilization

APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 2) Adjusted EBITDA reconciliation (1) Includes income related to benefit plan adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors Chart for Adj NI & Adj EBITDA Reconciliation slide of Earnings Presentation Last twelve Three months ended months ended $ in millions, Unaudited June 30, June 30, Prior Year as Reported 2011 2012 2013 2014 2015 2015 2016 2016 Q1 Q2 Q3 Q4 Net income $103 $514.20000000000005 $165.4 $228.6 $182.30000000000007 $54.40000000000002 $60.799999999999983 $168.60000000000005 $68.400000000000034 $54.40000000000002 $46.500000000000028 $12.999999999999993 plus: Interest expense, net 217.3 151.19999999999999 132.9 138.4 114.5 23.1 27.8 116.39999999999999 36.9 23.1 33.700000000000003 20.8 4 27.8 116.39999999999999 Income tax expense (benefit) 47.6 -,298 100.7 139.5 106.5 32.700000000000003 38.299999999999997 100.5 39.799999999999997 32.700000000000003 27.3 6.7 6 38.299999999999997 100.5 Income tax expense Fee to terminate services agreement with Sponsors — 16 — — — — — — 0 0 0 0 8 0 0 Fee to terminate services agreement with Sponsors Technology-related investment expenses — 14.4 5 2 — — — — 0 0 0 0 9 0 0 Public offering expenses Public offering expenses — 6.1 1.6 1.4 — — — — 0 0 0 0 10 0 0 Technology-related investment charge Impairments — — — 15.4 81.3 — — 80 1.3 0 0 80 11 0 80 Impairments Environmental Remediation — — — — 14 — — 14 0 0 14 0 12 0 14 Amortization of intangible assets 151.9 150 105.3 98.8 97.1 24.3 23 94.9 24.3 24.3 24.3 24.2 13 23 94.9 Amortization of intangible assets Depreciation of property, plant and equipment 103.8 102.5 98.7 93.8 88.300000000000011 22 21 86.6 21.4 22 22.4 22.5 18 21 86.6 Loss on redemptions and repayments of long-term debt 16 22.1 0.8 0.5 0.30000000000000004 — — 0.1 0.2 0 0 0.1 19 0 0.1 Stockholder activism expenses — — — — — — 0.1 3.7 0 0 0 0 20 0.1 3.7 Dual power inverter module extended coverage — 9.4 -2.4 1 -2.1 — — 1.2 -1.8 0 -0.3 0 21 0 1.2 UAW Local 933 signing bonus — 8.8000000000000007 — — — — — — 0 0 0 0 22 0 0 Benefit plan re-measurement — 2.2999999999999998 — — — — — — 0 0 0 0 23 0 0 Unrealized loss (gain) on commodity hedge contracts 6.5 -1 1.5 -1 1.0999999999999999 0.2 -1 -0.39999999999999991 -0.2 0.2 0.7 0.4 24 -1 -0.39999999999999991 Unrealized loss on foreign exchange 0.3 0.1 2.2999999999999998 5.2 1.4 1.1000000000000001 1.2 4.3999999999999995 -2.2999999999999998 1.1000000000000001 2.8 -0.2 25 1.2 4.3999999999999995 Premiums and expenses on tender offer for long-term debt 56.9 — — — 25.3 25.1 — 0.2 0 25.1 0.2 0 26 0 0.2 Restructuring charges — — 1 0.7 — — — — 0 0 0 0 27 0 0 Other, net(1) 8.6 7 13.8 14.7 9.7999999999999989 2.6 2.1 9.4 2.1 2.6 2.5 2.6 29 2.1 9.4 Adjusted EBITDA $711.9 $705.1 $626.59999999999991 $739 $719.79999999999984 $185.5 $173.29999999999995 $679.60000000000025 $190.10000000000005 $185.5 $174.10000000000002 $170.1 38 Adjusted EBITDA excluding technology-related license expenses $711.9 $717.1 $632.6 $745.1 $720 $185.5 $173.29999999999995 $679.8 $190.10000000000002 $185.5 $174.3 $170.1 39 40 Net Sales $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8000000000002 $511 $474.9 $1,908.2000000000003 $503.6 $511 $493 $478.2 41 Adjusted EBITDA margin 0.32915664878860734 0.32900000000000001 0.32500000000000001 0.34699999999999998 0.36247356229227518 0.36301369863013699 0.364918930301116 0.35614715438633271 0.37748212867355052 0.36301369863013699 0.35314401622718056 0.35570890840652447 Adjusted EBITDA margin excl technology-related license expenses 0.32915664878860734 0.33500000000000002 0.32800000000000001 0.35 0.36257427736932213 0.36301369863013699 0.36491893030111594 0.35625196520280883 0.37748212867355047 0.36301369863013699 0.35354969574036516 0.35570890840652447

Non-GAAP Reconciliations (2 of 2) Adjusted Free Cash Flow reconciliation Chart for Adj Free Cash Flow Reconciliation slide of Earnings Presentation Last twelve Three months ended months ended $ in millions, Unaudited For the year ended December 31, June 30, June 30, Prior Year as Reported 2009 2011 2012 2013 2014 2015 2015 2016 2016 Q1 Q2 Q3 Q4 1 Net Cash Provided by Operating Activities $168.7 $469.2 $497.5 $463.5 $573.29999999999995 $579.90000000000009 $151.69999999999999 $170 $625.1 80.099999999999994 151.69999999999999 156.30000000000001 173.8 2 (Deductions) or Additions: 3 Long-lived assets -88.2 -96.9 -,123.9 -74.400000000000006 -64.099999999999994 -58.099999999999994 -13.6 -16.2 -65.8 -1.3 -13.6 -15.2 -28 4 -16.2 Fee to terminate services agreement with Sponsors — — 16 — — — — — — — — — — 5 0 Technology-related license expenses — 0 12 6 6.1 0.2 — — 0.2 — — 0.2 — 6 0 Stockholder activism expenses — — — — — — — 2.6 3.6 — — — — 7 2.6 Excess tax benefit from stock-based compensation — — 5.3 13.7 24.6 8.4 0.2 0.3 0.7 7.8 0.2 0.2 0.2 8 0.3 Adjusted Free Cash Flow $80.499999999999986 $372.29999999999995 $406.9 $408.8 $539.9 $530.40000000000009 $138.29999999999998 $156.69999999999999 $563.80000000000018 86.6 138.29999999999998 141.5 146 9 10 Net Sales $1,766.7 $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8000000000002 $511 $474.9 $1,908.2000000000003 503.6 511 493 478.2 11 Adjusted Free Cash Flow (% to Net Sales) 4.6% 0.17213796929905675 0.18998039032589409 0.21216524807971768 0.25378396164332045 0.26709638432873406 0.27064579256360077 0.32996420299010315 0.29546169164657793 0.17196187450357425 0.27064579256360077 0.2870182555780933 0.30531158511083228 12